UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): July 27, 2007
Intervoice, Inc.
(Exact name of registrant as specified in its charter)

Texas	001-15045	75-1927578
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)
17811 Waterview Parkway,
Dallas, Texas 75252
(Address, including zip code, of principal executive offices)
Registrant’s telephone number, including area code: (972) 454-8000
Not applicable
(Former name or former address, if changed since last report)
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.
     Effective July 25, 2007, George T. Platt ceased serving as Senior Vice President Global Channels and Sales Operations of Intervoice, Inc. (the “Company”). Mr. Platt’s employment termination was without cause under his Employment Agreement dated March 1, 2007, and the Company and Mr. Platt entered into a General Release Agreement dated July 27, 2007 (the “Release Agreement”) pursuant to the terms of his Employment Agreement. Subject to certain conditions, the Release Agreement provides, among other things, for Mr. Platt to release the Company from certain claims. A copy of the Release Agreement is attached to this Current Report on Form 8-K as Exhibit 10.1 and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits
     (a) Financial Statements of Business Acquired.
     Not applicable.
     (b) Pro Forma Financial Information.
     Not applicable.
     (c) Shell Company Transactions.
     Not applicable.

     (d) Exhibits.

Exhibit Number	Exhibit Title
10.1	General Release Agreement between the Company and George T. Platt dated July 27, 2007

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INTERVOICE, INC.
By:	/s/ Dean C. Howell
Dean C. Howell
Senior Vice President, General Counsel and Secretary

Date: August 1, 2007

EXHIBIT INDEX

Exhibit Number	Exhibit Title
10.1	General Release Agreement between the Company and George T. Platt dated July 27, 2007